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                       SECURITIES AND EXCHANGE COMMISSION
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                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
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Date  of  Report  (Date  of  earliest  event  reported):   July  2,  2002


                                  Proteo, Inc.
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             (Exact name of registrant as specified in its charter)


                                     Nevada
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                 (State or other jurisdiction of incorporation)


        0-27039                                         88-0292249
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Commission  File  Number)                  (IRS  Employer  Identification  No.)



                        2775 Mesa Verde Drive East, #F101
                              Costa Mesa, CA 92626
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         (Address  of  principal executive  offices)      (Zip  Code)

Registrant's  telephone  number,  including  area  code:    (949) 979-7074
                                                         ----------------------

                                      N/A
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          (Former name or former address, if changed since last report)

ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

Effective July 2, 2002, the Board of Directors of the Company dismissed Stonefield Josephson, Inc. ("Stonefield Josephson") as its independent auditors and approved the re-engagement of Squar, Milner, Reehl & Williamson ("Squar Milner") as Stonefield Josephson's replacement. Squar Milner had previously been the Company's independent auditors. The decision to change auditors was approved by the Company's Board of Directors.

The report of Stonefield Josephson on the Company's financial statements for the fiscal year ended December 31, 2001, and the related statements of operations, stockholder's equity and cash flows for the two years then ended did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two most recent fiscal years and any subsequent interim period, there were no disagreements with Stonefield Josephson on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Stonefield Josephson would have caused Stonefield Josephson to make reference to the matter in their report.

The Registrant has provided a copy of this disclosure to its former accountants, and the Registrant requested that the former accountants furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made by the Registrant, and, if not, stating the respects in which they do not agree. A copy of the former accountants' responses is included as an exhibit to this report.

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS.


     (c)     Exhibits

16.1 Letter dated July 11, 2002 from Stonefield Josephson regarding the statements made by the Registrant in this Current Report.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:     July  11,  2002                         PROTEO,  INC.


                                   By: /s/ Joerg Alte
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                                   Joerg  Alte
                                   Chief  Executive  Officer